UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2007
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Employment Agreement with Thomas C. Tiller
News Release

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 18, 2007, Polaris Industries Inc. (the “Company”) announced that it had renewed and extended the Employment Agreement of Thomas C. Tiller, Chief Executive Officer of the Company (the “Employment Agreement”). The Employment Agreement, dated as of January 18, 2007, replaces and supersedes an employment agreement between the Company and Mr. Tiller dated as of February 20, 2006. The new Employment Agreement extends the term of Mr. Tiller’s employment through December 31, 2008. The Company has agreed to provide Mr. Tiller with a stock option grant and performance restricted share award in connection with the Employment Agreement, as described in more detail below. Other terms and conditions of Mr. Tiller’s employment remain unchanged.
     Pursuant to the Employment Agreement, the Company has agreed to provide Mr. Tiller:
(i)	a base salary in the amount of $750,000;

(ii)	an opportunity to earn an annual bonus based upon participation in the Company’s performance-based Senior Executive Annual Incentive Compensation Plan;

(iii)	a stock option to purchase 192,000 shares of the Company’s common stock, to be granted on January 29, 2007, at the fair market value of such stock on the date of grant, subject to the terms of the Company’s 1995 Stock Option Plan;

(iv)	a performance restricted share award for 40,000 shares of the Company’s common stock, to be granted on January 29, 2007, subject to the terms of the Company’s Restricted Stock Plan; and

(v)	the opportunity to participate in the Company’s benefit programs and receive the perquisites made available by the Company to its executive officers, including without limitation, medical, dental and life insurance coverage, financial planning and tax preparation services, 401(k) retirement savings plan and Supplemental Executive Retirement Plan and a country club membership.
     The Employment Agreement also contains various agreements on the part of Mr. Tiller regarding competitive activities and proprietary information.
     The description of the terms of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.q and incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.
     A copy of the news release relating to the Company’s renewal and extension of the employment agreement with Mr. Tiller, as described in Item 1.01 above, is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
10.q	Employment Agreement between the Company and Thomas C. Tiller dated January 18, 2007.

99.1	News release dated January 18, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: January 18, 2007

POLARIS INDUSTRIES INC.

/s/Michael W. Malone Michael W. Malone
Vice President – Finance,
Chief Financial Officer and
Secretary of Polaris Industries Inc.

EXHIBIT INDEX

Exhibit No.	Description
10.q	Employment Agreement between the Company and Thomas C. Tiller dated January 18, 2007.

99.1	News release dated January 18, 2007.

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